                                                        Exhibit 99.1
--------------------------------------------------------------------------------
                                                        Monthly Operating Report

---------------------------------------------
CASE NAME: Kitty Hawk, Inc.                             ACCRUAL BASIS
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96
---------------------------------------------

---------------------------------------------
JUDGE: Barbara J. Houser
---------------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: MARCH 31, 2002

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE  PARTY:


/s/ Drew Keith                                     Chief Financial Officer
-------------------------------------------   ----------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                 TITLE


Drew Keith                                              4/22/2002
-------------------------------------------   ----------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                         DATE

PREPARER:


/s/ Jessica L. Wilson                              Chief Accounting Officer
-------------------------------------------   ----------------------------------
ORIGINAL SIGNATURE OF PREPARER                          TITLE


Jessica L. Wilson                                       4/22/2002
-------------------------------------------   ----------------------------------
PRINTED NAME OF PREPARER                                  DATE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

---------------------------------------------
CASE NAME: Kitty Hawk, Inc.                             ACCRUAL BASIS-1
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96
---------------------------------------------

---------------------------------------------

COMPARATIVE BALANCE SHEET

-------------------------------------------------------------------------------------------------
                                                         MONTH          MONTH           MONTH
                                        SCHEDULE     --------------------------------------------
ASSETS                                   AMOUNT      January 2002   February 2002     March 2002
-------------------------------------------------------------------------------------------------
1.    UNRESTRICTED CASH               $ 13,401,586   $ 20,180,937   $  17,150,345   $  12,859,810
-------------------------------------------------------------------------------------------------
2.    RESTRICTED CASH                                $          0   $           0   $           0
-------------------------------------------------------------------------------------------------
3.    TOTAL CASH                      $ 13,401,586   $ 20,180,937   $  17,150,345   $  12,859,810
-------------------------------------------------------------------------------------------------
4.    ACCOUNTS RECEIVABLE (NET)                      ($14,520,034)   ($14,425,687)   ($14,424,463)
-------------------------------------------------------------------------------------------------
5.    INVENTORY                                      $          0   $           0   $           0
-------------------------------------------------------------------------------------------------
6.    NOTES RECEIVABLE                $     15,000   $     15,000   $      15,000   $      15,000
-------------------------------------------------------------------------------------------------
7.    PREPAID EXPENSES                               $    271,167   $     614,637   $     600,990
-------------------------------------------------------------------------------------------------
8.    OTHER (ATTACH LIST)             $422,186,692   $322,944,667   $ 316,904,161   $ 319,747,411
-------------------------------------------------------------------------------------------------
9.    TOTAL CURRENT ASSETS            $435,603,278   $328,891,737   $ 320,258,456   $ 318,798,748
-------------------------------------------------------------------------------------------------
10.   PROPERTY, PLANT & EQUIPMENT     $  2,425,652   $  7,539,078   $   7,574,291   $   7,591,813
-------------------------------------------------------------------------------------------------
11.   LESS: ACCUMULATED
      DEPRECIATION / DEPLETION                       $  4,186,330   $   4,268,443   $   4,350,918
-------------------------------------------------------------------------------------------------
12.   NET PROPERTY, PLANT &
      EQUIPMENT                       $  2,425,652   $  3,352,748   $   3,305,848   $   3,240,895
-------------------------------------------------------------------------------------------------
13.   DUE FROM INSIDERS               $     62,465   $    196,763   $     196,763   $     196,763
-------------------------------------------------------------------------------------------------
14.   OTHER ASSETS - NET OF
      AMORTIZATION (ATTACH LIST)      $ 10,967,208   $  8,943,809   $   7,151,860   $   7,151,860
-------------------------------------------------------------------------------------------------
15.   OTHER (ATTACH LIST)             $138,370,015   $138,370,015   $ 138,370,015   $ 138,370,015
-------------------------------------------------------------------------------------------------
16.   TOTAL ASSETS                    $587,428,618   $479,755,072   $ 469,282,942   $ 467,758,281
-------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
-------------------------------------------------------------------------------------------------
17.   ACCOUNTS PAYABLE                               $    783,241   $     922,527   $     671,587
-------------------------------------------------------------------------------------------------
18.   TAXES PAYABLE                                      ($79,626)      ($872,642)      ($914,004)
-------------------------------------------------------------------------------------------------
19.   NOTES PAYABLE                                  $          0   $           0   $           0
-------------------------------------------------------------------------------------------------
20.   PROFESSIONAL FEES                              $  1,325,700   $   1,130,408   $   1,116,031
-------------------------------------------------------------------------------------------------
21.   SECURED DEBT                                   $          0   $           0   $           0
-------------------------------------------------------------------------------------------------
22.   OTHER (ATTACH LIST)                            $    579,453   $     604,962   $     524,039
-------------------------------------------------------------------------------------------------
23.   TOTAL POSTPETITION
      LIABILITIES                                    $  2,608,768   $   1,785,255   $   1,397,653
-------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
-------------------------------------------------------------------------------------------------
24.   SECURED DEBT                    $466,119,468   $347,726,052   $ 339,266,959   $ 338,191,945
-------------------------------------------------------------------------------------------------
25.   PRIORITY DEBT                   $     29,661   $          0   $           0   $           0
-------------------------------------------------------------------------------------------------
26.   UNSECURED DEBT                  $ 22,580,547   $  2,232,210   $   2,232,210   $   2,232,210
-------------------------------------------------------------------------------------------------
27.   OTHER (ATTACH LIST)             $          0   $ 28,849,513   $  28,849,513   $  28,849,513
-------------------------------------------------------------------------------------------------
28.   TOTAL PREPETITION LIABILITIES   $488,729,676   $378,807,775   $ 370,348,682   $ 369,273,668
-------------------------------------------------------------------------------------------------
29.   TOTAL LIABILITIES               $488,729,676   $381,416,543   $ 372,133,937   $ 370,671,321
-------------------------------------------------------------------------------------------------
EQUITY
-------------------------------------------------------------------------------------------------
30.   PREPETITION OWNERS' EQUITY                     $ 98,457,967   $  98,457,967   $  98,457,967
-------------------------------------------------------------------------------------------------
31.   POSTPETITION CUMULATIVE
      PROFIT OR (LOSS)                                  ($119,438)    ($1,308,962)    ($1,371,007)
-------------------------------------------------------------------------------------------------
32.   DIRECT CHARGES TO EQUITY
      (ATTACH EXPLANATION)
-------------------------------------------------------------------------------------------------
33.   TOTAL EQUITY                    $          0   $ 98,338,529   $  97,149,005   $  97,086,960
-------------------------------------------------------------------------------------------------
34.   TOTAL LIABILITIES &
      OWNERS' EQUITY                  $488,729,676   $479,755,072   $ 469,282,942   $ 467,758,281
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

---------------------------------------------
CASE NAME: Kitty Hawk, Inc.                             ACCRUAL BASIS-2
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96
---------------------------------------------

---------------------------------------
INCOME STATEMENT

---------------------------------------------------------------------------------------------------
                                            MONTH           MONTH         MONTH
                                         -------------------------------------------     QUARTER
REVENUES                                 January 2002   February 2002    March 2002       TOTAL
---------------------------------------------------------------------------------------------------
1.    GROSS REVENUES                      $        0     $          0   $          0   $          0
---------------------------------------------------------------------------------------------------
2.    LESS: RETURNS & DISCOUNTS           $        0     $          0   $          0   $          0
---------------------------------------------------------------------------------------------------
3.    NET REVENUE                         $        0     $          0   $          0   $          0
---------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
---------------------------------------------------------------------------------------------------
4.    MATERIAL                            $        0     $          0   $          0   $          0
---------------------------------------------------------------------------------------------------
5.    DIRECT LABOR                        $        0     $          0   $          0   $          0
---------------------------------------------------------------------------------------------------
6.    DIRECT OVERHEAD                     $        0     $          0   $          0   $          0
---------------------------------------------------------------------------------------------------
7.    TOTAL COST OF GOODS SOLD            $        0     $          0   $          0   $          0
---------------------------------------------------------------------------------------------------
8.    GROSS PROFIT                        $        0     $          0   $          0   $          0
---------------------------------------------------------------------------------------------------
OPERATING  EXPENSES
---------------------------------------------------------------------------------------------------
9.    OFFICER / INSIDER COMPENSATION      $   49,272     $     49,272   $     49,272   $    147,816
---------------------------------------------------------------------------------------------------
10.   SELLING & MARKETING                 $        0     $          0   $          0   $          0
---------------------------------------------------------------------------------------------------
11.   GENERAL & ADMINISTRATIVE             ($699,032)       ($957,950)   ($1,082,620)   ($2,739,602)
---------------------------------------------------------------------------------------------------
12.   RENT & LEASE                        $   21,258     $     21,258   $     18,271   $     60,787
---------------------------------------------------------------------------------------------------
13.   OTHER (ATTACH LIST)                 $        0     $          0   $          0   $          0
---------------------------------------------------------------------------------------------------
14.   TOTAL OPERATING EXPENSES             ($628,502)       ($887,420)   ($1,015,077)   ($2,530,999)
---------------------------------------------------------------------------------------------------
15.   INCOME BEFORE NON-OPERATING
      INCOME & EXPENSE                    $  628,502     $    887,420   $  1,015,077   $  2,530,999
---------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
---------------------------------------------------------------------------------------------------
16.   NON-OPERATING INCOME (ATT. LIST)      ($17,278)        ($22,315)      ($14,800)      ($54,393)
---------------------------------------------------------------------------------------------------
17.   NON-OPERATING EXPENSE (ATT. LIST)   $        0     $          0   $          0   $          0
---------------------------------------------------------------------------------------------------
18.   INTEREST EXPENSE                    $  216,343     $    144,280   $    118,207   $    478,830
---------------------------------------------------------------------------------------------------
19.   DEPRECIATION / DEPLETION            $   82,886     $     82,118   $     82,475   $    247,479
---------------------------------------------------------------------------------------------------
20.   AMORTIZATION                        $   75,399     $  1,862,747   $      1,798   $  1,939,944
---------------------------------------------------------------------------------------------------
21.   OTHER (ATTACH LIST)                 $        0     $          0   $          0   $          0
---------------------------------------------------------------------------------------------------
22.   NET OTHER INCOME & EXPENSES         $  357,350     $  2,066,830   $    187,680   $  2,611,860
---------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
---------------------------------------------------------------------------------------------------
23.   PROFESSIONAL FEES                   $  470,216     $    803,131   $    920,804   $  2,194,151
---------------------------------------------------------------------------------------------------
24.   U.S. TRUSTEE FEES                   $        0     $          0   $     10,000   $     10,000
---------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                 $        0     $          0   $          0   $          0
---------------------------------------------------------------------------------------------------
26.   TOTAL REORGANIZATION EXPENSES       $  470,216     $    803,131   $    930,804   $  2,204,151
---------------------------------------------------------------------------------------------------
27.   INCOME TAX                            ($79,626)       ($793,016)      ($41,362)     ($914,004)
---------------------------------------------------------------------------------------------------
28.   NET PROFIT (LOSS)                    ($119,438)     ($1,189,525)      ($62,045)   ($1,371,008)
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

---------------------------------------------
CASE NAME: Kitty Hawk, Inc.                             ACCRUAL BASIS-3
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96
---------------------------------------------

-------------------------------------------------------------------------------------------------
                                          MONTH           MONTH          MONTH
CASH RECEIPTS AND                      -------------------------------------------     QUARTER
DISBURSEMENTS                          January 2002   February 2002    March 2002       TOTAL
-------------------------------------------------------------------------------------------------
1.    CASH - BEGINNING OF MONTH        $14,061,386    $ 20,180,937    $ 17,150,345   $ 14,061,386
-------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
-------------------------------------------------------------------------------------------------
2.    CASH SALES                       $         0    $          0    $          0   $          0
-------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
-------------------------------------------------------------------------------------------------
3.    PREPETITION                      $         0    $          0    $          0   $          0
-------------------------------------------------------------------------------------------------
4.    POSTPETITION                     $         0    $          0    $          0   $          0
-------------------------------------------------------------------------------------------------
5.    TOTAL OPERATING RECEIPTS         $         0    $          0    $          0   $          0
-------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
-------------------------------------------------------------------------------------------------
6.    LOANS & ADVANCES (ATTACH LIST)   $         0    $          0    $          0   $          0
-------------------------------------------------------------------------------------------------
7.    SALE OF ASSETS                   $         0    $          0    $          0   $          0
-------------------------------------------------------------------------------------------------
8.    OTHER (ATTACH LIST)              $35,343,604    $ 16,082,135    $  9,959,428   $ 61,385,167
-------------------------------------------------------------------------------------------------
9.    TOTAL NON-OPERATING RECEIPTS     $35,343,604    $ 16,082,135    $  9,959,428   $ 61,385,167
-------------------------------------------------------------------------------------------------
10.   TOTAL RECEIPTS                   $35,343,604    $ 16,082,135    $  9,959,428   $ 61,385,167
-------------------------------------------------------------------------------------------------
11.   TOTAL CASH AVAILABLE             $49,404,990    $ 36,263,072    $ 27,109,773   $ 75,446,553
-------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
-------------------------------------------------------------------------------------------------
12.   NET PAYROLL                      $ 1,894,351    $  1,547,755    $  1,742,654   $  5,184,760
-------------------------------------------------------------------------------------------------
13.   PAYROLL TAXES PAID               $   829,271    $    631,908    $    715,269   $  2,176,448
-------------------------------------------------------------------------------------------------
14.   SALES, USE & OTHER TAXES PAID    $         0    $     69,457    $     12,366   $     81,823
-------------------------------------------------------------------------------------------------
15.   SECURED/RENTAL/LEASES            $18,610,867    $ 10,716,478    $  4,911,992   $ 34,239,337
-------------------------------------------------------------------------------------------------
16.   UTILITIES                        $    89,643    $     42,970    $     83,587   $    216,200
-------------------------------------------------------------------------------------------------
17.   INSURANCE                        $   609,286    $    585,726    $  1,066,440   $  2,261,452
-------------------------------------------------------------------------------------------------
18.   INVENTORY PURCHASES              $         0    $          0    $          0   $          0
-------------------------------------------------------------------------------------------------
19.   VEHICLE EXPENSES                 $         0    $          0    $          0   $          0
-------------------------------------------------------------------------------------------------
20.   TRAVEL                           $   372,940    $    236,890    $    211,978   $    821,808
-------------------------------------------------------------------------------------------------
21.   ENTERTAINMENT                    $         0    $          0    $          0   $          0
-------------------------------------------------------------------------------------------------
22.   REPAIRS & MAINTENANCE            $   792,351    $    477,222    $    638,187   $  1,907,760
-------------------------------------------------------------------------------------------------
23.   SUPPLIES                         $         0    $          0    $          0   $          0
-------------------------------------------------------------------------------------------------
24.   ADVERTISING                      $     3,814    $        140    $      3,325   $      7,279
-------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)              $ 5,758,680    $  3,797,984    $  4,474,689   $ 14,031,353
-------------------------------------------------------------------------------------------------
26.   TOTAL OPERATING DISBURSEMENTS    $28,961,203    $ 18,106,530    $ 13,860,487   $ 60,928,220
-------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-------------------------------------------------------------------------------------------------
27.   PROFESSIONAL FEES                $   242,600    $  1,006,197    $    389,476   $  1,638,273
-------------------------------------------------------------------------------------------------
28.   U.S. TRUSTEE FEES                $    20,250    $          0    $          0   $     20,250
-------------------------------------------------------------------------------------------------
29.   OTHER (ATTACH LIST)              $         0    $          0    $          0   $          0
-------------------------------------------------------------------------------------------------
30.   TOTAL REORGANIZATION EXPENSES    $   262,850    $  1,006,197    $    389,476   $  1,658,523
-------------------------------------------------------------------------------------------------
31.   TOTAL DISBURSEMENTS              $29,224,053    $ 19,112,727    $ 14,249,963   $ 62,586,743
-------------------------------------------------------------------------------------------------
32.   NET CASH FLOW                    $ 6,119,551     ($3,030,592)    ($4,290,535)   ($1,201,576)
-------------------------------------------------------------------------------------------------
33.   CASH - END OF MONTH              $20,180,937    $ 17,150,345    $ 12,859,810   $ 12,859,810
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

---------------------------------------------
CASE NAME: Kitty Hawk, Inc.                             ACCRUAL BASIS-4
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96
---------------------------------------------

-------------------------------------------------------------------------------------------------------
                                                              MONTH           MONTH           MONTH
                                               SCHEDULE   ---------------------------------------------
ACCOUNTS RECEIVABLE AGING                       AMOUNT    January 2002    February 2002    March 2002
-------------------------------------------------------------------------------------------------------
1.    0-30                                                $      22,604   $           0   $           0
-------------------------------------------------------------------------------------------------------
2.    31-60                                               $           0   $      22,604   $           0
-------------------------------------------------------------------------------------------------------
3.    61-90                                               $           0   $           0   $      22,604
-------------------------------------------------------------------------------------------------------
4.    91+                                                 $      63,261   $      63,261   $      63,261
-------------------------------------------------------------------------------------------------------
5.    TOTAL ACCOUNTS RECEIVABLE                   $0      $      85,865   $      85,865   $      85,865
-------------------------------------------------------------------------------------------------------
6.    AMOUNT CONSIDERED UNCOLLECTIBLE                     $  14,605,899   $  14,511,552   $  14,510,328
-------------------------------------------------------------------------------------------------------
7.    ACCOUNTS RECEIVABLE (NET)                   $0       ($14,520,034)   ($14,425,687)   ($14,424,463)
-------------------------------------------------------------------------------------------------------

---------------------------------------------

AGING OF POSTPETITION TAXES AND PAYABLES                MONTH: March 2002

---------------------------------------------------------------------------------------
                                    0-30       31-60     61-90      91+
TAXES PAYABLE                       DAYS       DAYS      DAYS       DAYS       TOTAL
---------------------------------------------------------------------------------------
1.  FEDERAL                       ($914,004)  $     0   $     0   $      0    ($914,004)
---------------------------------------------------------------------------------------
2.  STATE                        $        0   $     0   $     0   $      0   $        0
---------------------------------------------------------------------------------------
3.  LOCAL                        $        0   $     0   $     0   $      0   $        0
---------------------------------------------------------------------------------------
4.  OTHER (ATTACH LIST)          $        0   $     0   $     0   $      0   $        0
---------------------------------------------------------------------------------------
5.  TOTAL TAXES PAYABLE           ($914,004)  $     0   $     0   $      0    ($914,004)
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
6.  ACCOUNTS PAYABLE             $   79,115   $88,398   $70,923   $433,151   $  671,587
---------------------------------------------------------------------------------------

---------------------------------------

STATUS OF POSTPETITION TAXES                            MONTH: March 2002

------------------------------------------------------------------------------------------------
                                                BEGINNING      AMOUNT                  ENDING
                                                  TAX       WITHHELD AND/   AMOUNT       TAX
FEDERAL                                        LIABILITY*    0R ACCRUED      PAID     LIABILITY
------------------------------------------------------------------------------------------------
1.    WITHHOLDING**                            $        0     $  69,453     $69,453   $        0
------------------------------------------------------------------------------------------------
2.    FICA-EMPLOYEE**                          $        0     $       0     $     0   $        0
------------------------------------------------------------------------------------------------
3.    FICA-EMPLOYER**                          $        0     $       0     $     0   $        0
------------------------------------------------------------------------------------------------
4.    UNEMPLOYMENT                             $        0     $       0     $     0   $        0
------------------------------------------------------------------------------------------------
5.    INCOME                                    ($872,642)     ($41,362)    $     0    ($914,004)
------------------------------------------------------------------------------------------------
6.    OTHER (ATTACH LIST)                      $        0     $       0     $     0   $        0
------------------------------------------------------------------------------------------------
7.    TOTAL FEDERAL TAXES                       ($872,642)    $  28,091     $69,453    ($914,004)
------------------------------------------------------------------------------------------------
STATE AND LOCAL
------------------------------------------------------------------------------------------------
8.    WITHHOLDING                              $        0     $       0     $     0   $        0
------------------------------------------------------------------------------------------------
9.    SALES                                    $        0     $       0     $     0   $        0
------------------------------------------------------------------------------------------------
10.   EXCISE                                   $        0     $       0     $     0   $        0
------------------------------------------------------------------------------------------------
11.   UNEMPLOYMENT                             $        0     $       0     $     0   $        0
------------------------------------------------------------------------------------------------
12.   REAL PROPERTY                            $        0     $       0     $     0   $        0
------------------------------------------------------------------------------------------------
13.   PERSONAL PROPERTY                        $        0     $       0     $     0   $        0
------------------------------------------------------------------------------------------------
14.   OTHER (ATTACH LIST)                      $        0     $       0     $     0   $        0
------------------------------------------------------------------------------------------------
15.   TOTAL STATE & LOCAL                      $        0     $       0     $     0   $        0
------------------------------------------------------------------------------------------------
16.   TOTAL TAXES                               ($872,642)    $  28,091     $69,453    ($914,004)
------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

---------------------------------------------
CASE NAME: Kitty Hawk, Inc.                             ACCRUAL BASIS-5
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96
---------------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                        MONTH: March 2002

---------------------------------------
BANK RECONCILIATIONS

                                           Account #1    Account #2     Account #3
-----------------------------------------------------------------------------------------------
A.    BANK:                                 Bank One      Bank One     Wells Fargo
----------------------------------------------------------------------------------
B.    ACCOUNT NUMBER:                      100140334     9319959434    4417-881463     TOTAL
----------------------------------------------------------------------------------
C.    PURPOSE (TYPE):                      Operating    Disbursement    Operating
-----------------------------------------------------------------------------------------------
1.    BALANCE PER BANK STATEMENT            $577,490     $  300,000      $38,513     $  931,831
-----------------------------------------------------------------------------------------------
2.    ADD: TOTAL DEPOSITS NOT CREDITED      $      0     $        0      $     0     $        0
-----------------------------------------------------------------------------------------------
3.    SUBTRACT: OUTSTANDING CHECKS          $      0     $  975,631      $     0     $1,020,945
-----------------------------------------------------------------------------------------------
4.    OTHER RECONCILING ITEMS               $      0     $    2,218      $     0     $    2,218
-----------------------------------------------------------------------------------------------
5.    MONTH END BALANCE PER BOOKS           $577,490      ($673,413)     $38,513       ($57,410)
-----------------------------------------------------------------------------------------------
6.    NUMBER OF LAST CHECK WRITTEN         No checks          44670    No checks
-----------------------------------------------------------------------------------------------

---------------------------------------
INVESTMENT ACCOUNTS

--------------------------------------------------------------------------------------------------
                                            DATE OF       TYPE OF         PURCHASE       CURRENT
BANK, ACCOUNT NAME & NUMBER                PURCHASE      INSTRUMENT        PRICE          VALUE
--------------------------------------------------------------------------------------------------
7.    Wells Fargo Certificate of Deposit               CD                $   200,000   $   205,115
--------------------------------------------------------------------------------------------------
8.    Bank One                             3/29/2002   Overnight Sweep   $12,739,091   $12,739,091
--------------------------------------------------------------------------------------------------
9.    N/A
--------------------------------------------------------------------------------------------------
10.   N/A
--------------------------------------------------------------------------------------------------
11.   TOTAL INVESTMENTS                                                  $12,939,091   $12,944,206
--------------------------------------------------------------------------------------------------

---------------------------------------
CASH

--------------------------------------------------------------------------------------------------
12.   CURRENCY ON HAND                                                                 $     2,500
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
13.   TOTAL CASH - END OF MONTH                                                        $12,859,810
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

---------------------------------------------
CASE NAME:  Kitty Hawk, Inc.                            ACCRUAL BASIS-5
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96
---------------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                        MONTH: March 2002

---------------------------------------
BANK RECONCILIATIONS
                                         Account #4       Account #5         Account #6
----------------------------------------------------------------------------------------------------
A.     BANK:                              Bank One         Bank One           Bank One
-----------------------------------------------------------------------------------------
B.     ACCOUNT NUMBER:                   1570695922   100129949/931995845    1586268961       TOTAL
-----------------------------------------------------------------------------------------
C.     PURPOSE (TYPE):                     Payroll      Health Insurance    Flex Spending
----------------------------------------------------------------------------------------------------
1.    BALANCE PER BANK STATEMENT         $      0          $ 7,941             $7,887       $ 15,828
----------------------------------------------------------------------------------------------------
2.    ADD: TOTAL DEPOSITS NOT CREDITED   $      0          $     0             $    0       $      0
----------------------------------------------------------------------------------------------------
3.    SUBTRACT: OUTSTANDING CHECKS       $ 37,373          $ 7,941             $    0       $ 45,314
----------------------------------------------------------------------------------------------------
4.    OTHER RECONCILING ITEMS            $      0          $     0             $    0       $      0
----------------------------------------------------------------------------------------------------
5.    MONTH END BALANCE PER BOOKS        ($37,373)         $     0             $7,887       ($29,486)
----------------------------------------------------------------------------------------------------
6.    NUMBER OF LAST CHECK WRITTEN          92767           158188              11166
----------------------------------------------------------------------------------------------------

---------------------------------------
INVESTMENT ACCOUNTS
----------------------------------------------------------------------------------------------------
                                           DATE OF          TYPE OF            PURCHASE      CURRENT
BANK, ACCOUNT NAME & NUMBER               PURCHASE         INSTRUMENT            PRICE        VALUE
----------------------------------------------------------------------------------------------------
7.
----------------------------------------------------------------------------------------------------
8.
----------------------------------------------------------------------------------------------------
9.
----------------------------------------------------------------------------------------------------
10.
----------------------------------------------------------------------------------------------------
11.   TOTAL INVESTMENTS                                                          $0         $      0
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
CASH
----------------------------------------------------------------------------------------------------
12.   CURRENCY ON HAND                                                                      $      0
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
13.   TOTAL CASH - END OF MONTH                                                             ($29,486)
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

---------------------------------------------
CASE NAME: Kitty Hawk, Inc.                             ACCRUAL BASIS-6
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96
---------------------------------------------

                                                        MONTH: March 2002

---------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
---------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

-------------------------------------------------------
                        INSIDERS
-------------------------------------------------------
                        TYPE OF    AMOUNT    TOTAL PAID
      NAME              PAYMENT     PAID      TO DATE
-------------------------------------------------------
1.    Mike Clark         Salary    $ 7,917   $  177,084
-------------------------------------------------------
2.    Jim Craig          Salary    $12,500   $  470,836
-------------------------------------------------------
3.    Janie Garrard      Salary    $     0   $    2,625
-------------------------------------------------------
4.    Drew Keith         Salary    $12,188   $  465,526
-------------------------------------------------------
5.    Lena Baker         Salary    $     0   $    7,500
-------------------------------------------------------
6.    Jim Reeves         Salary    $16,667   $  683,328
-------------------------------------------------------
7.    John Turnipseed    Salary    $     0   $   41,668
-------------------------------------------------------
8.    TOTAL PAYMENTS
      TO INSIDERS                  $49,272   $1,848,567
-------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                              PROFESSIONALS
-------------------------------------------------------------------------------------------------------
                                       DATE OF COURT                                           TOTAL
                                     ORDER AUTHORIZING    AMOUNT     AMOUNT    TOTAL PAID     INCURRED
               NAME                       PAYMENT        APPROVED     PAID       TO DATE     & UNPAID *
-------------------------------------------------------------------------------------------------------
1.    Lain Faulkner                                                 $ 13,640   $ 1,173,622   $   46,769
-------------------------------------------------------------------------------------------------------
2.    Haynes and Boone                                              $213,037   $ 4,701,241   $  555,024
-------------------------------------------------------------------------------------------------------
3.    The Seabury Group                                             $ 25,000   $ 2,675,000   $        0
-------------------------------------------------------------------------------------------------------
4.    Forshey & Prostock                                            $      0   $   365,670   $        0
-------------------------------------------------------------------------------------------------------
5.    Price Waterhouse Coopers                                      $      0   $   386,015   $        0
-------------------------------------------------------------------------------------------------------
6.    Jay Alix and Associates                                       $ 31,095   $ 1,019,652   $  143,447
-------------------------------------------------------------------------------------------------------
7.    Andrews & Kurth                                               $      0   $   995,467   $  212,273
-------------------------------------------------------------------------------------------------------
8.    Jenkins & Gilchrist                                           $      0   $    47,474   $        0
-------------------------------------------------------------------------------------------------------
9.    Ford and Harrison                                             $ 14,440   $   256,315   $        0
-------------------------------------------------------------------------------------------------------
10.   Grant Thornton                                                $  3,975   $   404,775   $    7,118
-------------------------------------------------------------------------------------------------------
11.   Verner Liipfert                                               $      0   $   875,617   $   15,226
-------------------------------------------------------------------------------------------------------
12.   The Ivy Group                                                 $      0   $    81,900   $   25,023
-------------------------------------------------------------------------------------------------------
13.   Wells Fargo Bank - reimburse
      prof fees - disputing amount                                  $      0   $ 3,224,966   $        0
-------------------------------------------------------------------------------------------------------
14.   Diamond McCarthy Taylor                                       $      0   $   111,484   $  111,151
-------------------------------------------------------------------------------------------------------
15.   TOTAL PAYMENTS
      TO PROFESSIONALS                                      $0      $301,187   $16,319,198   $1,116,031
-------------------------------------------------------------------------------------------------------

*    INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

--------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS
--------------------------------------------------------------------------

-----------------------------------------------------
                   SCHEDULED   AMOUNTS
                    MONTHLY      PAID       TOTAL
                   PAYMENTS     DURING      UNPAID
NAME OF CREDITOR      DUE       MONTH    POSTPETITION
-----------------------------------------------------
1.    N/A
-----------------------------------------------------
2.    N/A
-----------------------------------------------------
3.    N/A
-----------------------------------------------------
4.    N/A
-----------------------------------------------------
5.    N/A
-----------------------------------------------------
6.    TOTAL            $0         $0          $0
-----------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

---------------------------------------------
CASE NAME: Kitty Hawk, Inc.                             ACCRUAL  BASIS-7
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96
---------------------------------------------

                                                        MONTH: March 2002

---------------------------------------
QUESTIONNAIRE
-----------------------------------------------------------------------
                                                               YES   NO
-----------------------------------------------------------------------
1.    HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
      THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?            X
-----------------------------------------------------------------------
2.    HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
      OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                      X
-----------------------------------------------------------------------
3.    ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
      LOANS) DUE FROM RELATED PARTIES?                                X
-----------------------------------------------------------------------
4.    HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
      THIS REPORTING PERIOD?                                    X
-----------------------------------------------------------------------
5.    HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
      DEBTOR FROM ANY PARTY?                                          X
-----------------------------------------------------------------------
6.    ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                    X
-----------------------------------------------------------------------
7.    ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
      PAST DUE?                                                       X
-----------------------------------------------------------------------
8.    ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                X
-----------------------------------------------------------------------
9.    ARE ANY OTHER POSTPETITION TAXES PAST DUE?                      X
-----------------------------------------------------------------------
10.   ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
      DELINQUENT?                                                     X
-----------------------------------------------------------------------
11.   HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
      REPORTING PERIOD?                                               X
-----------------------------------------------------------------------
12.   ARE ANY WAGE PAYMENTS PAST DUE?                                 X
-----------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Item #4 - the Company has paid down approximately $1.1 million on its revolving
--------------------------------------------------------------------------------
credit facility in accordance with various court orders. Cash used in the
--------------------------------------------------------------------------------
payments were a result of asset sales and internally generated cash.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

---------------------------------------
INSURANCE
-----------------------------------------------------------------------
                                                               YES   NO
-----------------------------------------------------------------------
1.   ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
     NECESSARY INSURANCE COVERAGES IN EFFECT?                  X
-----------------------------------------------------------------------
2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                    X
-----------------------------------------------------------------------
3.   PLEASE ITEMIZE POLICIES BELOW.
-----------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                           INSTALLMENT PAYMENTS
---------------------------------------------------------------------------------------------------
      TYPE OF                                                                     PAYMENT AMOUNT
      POLICY                     CARRIER                   PERIOD COVERED          & FREQUENCY
---------------------------------------------------------------------------------------------------
121 Aircraft Insurance   Aviation Insurance Services    6/1/2001 - 5/31/2002    781,160   Quarterly
---------------------------------------------------------------------------------------------------
Workers Comp             Aviation Insurance Services    01/01/2002 - 12/31/2002  62,430   Monthly
---------------------------------------------------------------------------------------------------
Inland Marine/Property   CGU                            4/1/2001 - 3/31/2002      9,902   Monthly
---------------------------------------------------------------------------------------------------
Primary Auto             Aviation Insurance Services    4/1/2001 - 3/31/2002     10,827   Monthly
---------------------------------------------------------------------------------------------------
Excess Auto              Aviation Insurance Services    4/1/2001 - 3/31/2002     29,870   Annual
---------------------------------------------------------------------------------------------------
Aggregate Claims Liab    Reliastar                      5/1/2001 - 4/30/2002      15000   Annually
---------------------------------------------------------------------------------------------------
Claims Admin Runout      CIGNA                          5/1/2001 - 4/30/2002    125,779   One time
---------------------------------------------------------------------------------------------------
Pilot Long Term Disabl   UNUM                           5/1/2001 - 4/30/2002      7,975   Monthly
---------------------------------------------------------------------------------------------------
Stop Loss                Reliastar                      5/1/2001 - 4/30/2002     31,635   Monthly
---------------------------------------------------------------------------------------------------
Case Management          Reliastar                      5/1/2001 - 4/30/2002      1,329   Monthly
---------------------------------------------------------------------------------------------------
Claims Administration    CIGNA                          5/1/2001 - 4/30/2002     25,052   Monthly
---------------------------------------------------------------------------------------------------
Life/AD&D                CIGNA                          5/1/2001 - 4/30/2002     11,732   Monthly
---------------------------------------------------------------------------------------------------
EAP                      Behavioral Health Partners     5/1/2001 - 4/30/2002      2,941   Monthly
---------------------------------------------------------------------------------------------------
Section 125 Admin        Taxsaver                       5/1/2001 - 4/30/2002      1,179   Monthly
---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

---------------------------------------------
CASE NAME: Kitty Hawk, Inc.                             FOOTNOTES SUPPLEMENT
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42141-BJH                              ACCRUAL BASIS
---------------------------------------------

                                                        MONTH: March 2002

-----------------------------------------------------------------------------------------------------
ACCRUAL BASIS    LINE
 FORM NUMBER    NUMBER                             FOOTNOTE/EXPLANATION
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
      3            8     All cash received into the each subsidiary cash account is swept
-----------------------------------------------------------------------------------------------------
                            each night to Kitty Hawk, Inc. Master Account
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
      3           31     All disbursements (either by wire transfer or check), including payroll, are
-----------------------------------------------------------------------------------------------------
                            disbursed out of the Kitty Hawk, Inc. controlled disbursement
-----------------------------------------------------------------------------------------------------
                            account.
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
      4            6     All assessments of uncollectible accounts receivable are done
-----------------------------------------------------------------------------------------------------
                            at Kitty Hawk, Inc. All reserves are recorded at Inc. and pushed
-----------------------------------------------------------------------------------------------------
                            down to Inc.'s subsidiaries as deemed necessary.
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
      7                  All insurance policies are carried in the name of Kitty Hawk, Inc. and its
-----------------------------------------------------------------------------------------------------
                            subsidiaries. Therefore, they are listed here accordingly.
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

CASE NAME: Kitty Hawk, Inc.

CASE NUMBER: 400-42141

Details of Other Items

ACCRUAL BASIS-1                                                       March 2002

8.    OTHER (ATTACH LIST)                         $319,747,411 Reported
                                                  ------------
         Intercompany Receivables                  318,162,362
         A/R Other                                     247,942
         A/R Reconciling item                          (13,074)
         Deferred Taxes                                776,266
         Deposits - Other                              157,916
         Deposits - Retainers                          415,999
                                                  ------------
                                                   319,747,411 Detail
                                                  ------------
                                                            -- Difference

14.   OTHER ASSETS - NET OF
      AMORTIZATION (ATTACH LIST)                     7,151,860 Reported
                                                  ------------
         Loan organization costs                            --
         Bond offering costs                         7,151,860
         Goodwill - KH Cargo                                --
                                                  ------------
                                                     7,151,860 Detail
                                                  ------------
                                                            -- Difference

15.   OTHER (ATTACH LIST)                          138,370,015
                                                  ------------
         Investment in KH Aircargo                       1,000
         Investment in KH International             81,974,302
         Investment in Longhorn                      2,266,436
         Investment in KH Cargo                     54,128,277
                                                  ------------
                                                   138,370,015 Detail
                                                  ------------
                                                            -- Difference

22.   OTHER (ATTACH LIST)                         $    524,039 Reported
                                                  ------------
         Accrued expenses                               57,578
         Accrued interest                               62,851
         Accrued health savings                        419,691
         A/P Aging reconciling item                    (24,454)
         A/P clearing                                     (403)
         Accrued 401(k)                                  8,776
                                                  ------------
                                                       524,039 Detail
                                                  ------------
                                                            -- Difference

27.   OTHER (ATTACH LIST)                         $ 28,849,513 Reported
                                                  ------------
         Deferred Taxes                             31,006,505
         Accrued Taxes payable                     (17,685,739)
         Interest payable                           15,528,747
                                                  ------------
                                                    28,849,513 Detail
                                                  ------------
                                                            -- Difference

CASE NAME: Kitty Hawk, Inc.

CASE NUMBER: 400-42141

Details of Other Items

ACCRUAL BASIS-2                                                       March 2002

16.   NON-OPERATING INCOME (ATT. LIST)                 (14,800)Reported
                                                     ---------
         Interest Income                               (14,799)
         Other Misc Expense                                 (1)
                                                     ---------
                                                       (14,800)Detail
                                                            -- Difference

ACCRUAL BASIS-3

8.    OTHER (ATTACH LIST)                            9,959,428 Reported
                                                     ---------
         Transfers from Charters                        28,281
         Transfers from Cargo                        6,111,701
         Transfers from Aircargo                       554,441
         Transfers from OKT                             45,625
         Emery Settlement                               85,417
         Cash deposits - non-lockbox                 3,083,704
         Interest income                                14,608
         NSF                                            (1,475)
         Misc Deposits                                  37,126
                                                     ---------
                                                     9,959,428 Detail
                                                     ---------
                                                            -- Difference
                                                     ---------

25.   OTHER (ATTACH LIST)                            4,474,689 Reported
                                                     ---------
         Inc. 401(k)                                   162,729
         Employee Expenses                              45,569
         Bank charges                                    6,295
         Refunds/Claims                                    945
         Fuel                                        1,910,877
         Ground Handling                             1,157,607
         Shipping                                       25,447
         Ondemand Charter costs                          1,107
         135 Airline costs                                 702
         Building maintenance/security                  60,822
         Contract Labor                                 53,759
         Trucking                                      402,516
         Customs/Parking/Landing                       332,824
         Containers                                     16,851
         Simulator/Communication/Other Training        166,014
         Voided checks and corrections                (111,629)
         Asset purchase                                131,988
         Charts/Manuals                                 32,652
         Shutdown costs                                 22,571
         Deicing                                        14,323
         Office                                         40,720
                                                     ---------

                                                     ---------
                                                     4,474,689 Detail
                                                            -- Difference